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                                                                    Exhibit 10.5

                                ESCROW AGREEMENT

         This Escrow Agreement is entered into and effective this ____ day of April, 2003, by and between First Community Bank Corporation of America, a Florida corporation ( the "Company"), and its subsidiary First Community Bank Corporation of America ("Escrow Agent" or "Agent").

                                   WITNESSETH:

         WHEREAS, the Company, a Florida banking corporation, proposes to offer for sale up to 570,000 shares of its $0.10 par value common stock (the "Common Stock") which shares shall be registered under the Securities Act of 1933, as amended, at $14.00 per share in minimum purchase of 350 shares ("Offering"); and

         WHEREAS, the Company and Kendrick, Pierce Securities, Inc. have requested the Escrow Agent to serve as the depository for the payment of subscription proceeds ("Payments") received from investor(s) who are subscribing to purchase shares of Common Stock in the Company pursuant to, and in accordance with, the terms and conditions contained in the Company's Prospectus and Subscription Agreement; and

         WHEREAS, the Offering will terminate as provided for in the Prospectus ("Offering Period").

NOW THEREFORE, in consideration of the premises and understandings contained herein, the parties agree as follows:

         (1) The Company and Kendrick, Pierce Securities, Inc. hereby appoint and designate the Escrow Agent for the purposes set forth herein. The Escrow Agent acknowledges and accepts said appointment and designation.

         (2) The Company and/or Kendrick, Pierce Securities, Inc. shall deliver all payments received (the "Subscription Funds") to the Escrow Agent in the form in which they are received by noon of the next business day after their receipt by the Company and/or Kendrick, Pierce Securities, Inc. Such funds shall be deposited by the Escrow Agent into the Escrow Account. Prior to the Closing Dante the Company shall deliver to the Escrow Agent copies of written acceptances of the Company for shares in the Company for which the Subscription Funds represent payment. The Company and/or Kendrick, Pierce Securities, Inc. shall deliver to the Escrow Agent completed copies of each Subscription Agreement for each subscriber, along with such subscriber's name, address, number of shares subscribed and social security or taxpayer identification number. Copies of said subscription Agreements shall be delivered to the other party as well.

         (3) Subscription Funds shall be held and disbursed by the Escrow Agent in accordance with the terms of this Agreement.

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         (4) In the event any Subscription Funds are dishonored for payment for any reason, the Escrow Agent agrees to orally notify the Company and Kendrick, Pierce Securities, Inc. thereof as soon as practicable and to confirm same in writing and to return the dishonored Subscription Funds to the Company in the form in which they were delivered.

         (5) Prior to the Closing Date, should the Company elect to reject a subscription or to accept a subscription for less than the number of shares shown in the purchaser's Subscription Agreement, it shall indicate such rejection or lesser number of shares on the written acceptance of the Company transmitted to the Escrow Agent, the Agent shall deposit such payment in the escrow account and then, upon separate instruction from the Company, remit within ten (10) days after such deposit to such subscriber at the address shown in the Subscription Agreement that amount of the Subscription Funds in excess of the amount which constitutes full payment for the number of subscribed shares accepted by the Company as shown in the Company's written acceptance, without interest or diminution.

         (6) Definitions as used herein:

                  (a) "Total Receipts" shall mean the sum of all Subscription Funds delivered to the Escrow Agent pursuant to Paragraph (2) hereof, less (i) all Subscription Funds returned pursuant to Paragraphs (4) and (5) hereof and
(ii) all Subscription Funds which have not been paid by the financial institution upon which they are drawn.

                  (b) "Expiration Date" shall mean 5:00 P.M., Eastern Time, on the date defined in the Prospectus (as extended from time to time); provided, however, in the event that the Escrow Agent is given oral notification followed in writing, by the Company that it has elected to cancel the offering, then the Expiration Date shall mean 5:00 P.M., Eastern Time, on the date the offering has been canceled.

                  (c) "Closing Date" shall mean the business day on which the Company, after determining that all of the Offering conditions have been met, selects in its sole discretion. There may be multiple Closing Dates as determined by the Company and Kendrick, Pierce.

                  (d) "Escrow Release Conditions" shall mean that (i) the Company has not canceled the Offering; (ii) that Kendrick, Pierce has had an opportunity to review the Subscription Agreements pursuant to the Sales Agent Agreement between them; and (iii) all other release conditions identified in the Company's Registration Statement have been met.

         (7) Pending disposition of the Subscription Funds under this Agreement, the Escrow Agent will invest collected Subscription Funds in (i) bank accounts,
(ii) bank money market accounts, (iii) short-term certificates of deposit issued by a bank, or (iv) short-term securities issued or guaranteed by the U.S. Government.


         (8) The obligations as Escrow Agent hereunder shall terminate upon the transfer of all funds held by it following completion of the offering pursuant to the terms of Paragraph (6) herein.

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         (9)  The Escrow Agent may confer with legal counsel in the event of any dispute or questions as to the construction of any of the provisions hereof, or the Agent's duties hereunder, and shall incur no liability and shall be fully protected in acting in accordance with the opinions and instructions of such counsel. Any and all expenses and legal fees in this regard will be paid by the Company.

         (10) In the event of any disagreement between the Company and any other person resulting in adverse claims and demands being made in connection with any Subscription Funds involved herein or affected hereby, the Agent shall be entitled to refuse to comply with any such claims or demands as long as such disagreement may continue, and in so refusing, shall make no delivery or other disposition of any Subscription Funds then held under this Agreement, and in so doing shall be entitled to continue to refrain from acting until (a) the right of adverse claimants shall have been finally settled by binding arbitration or finally adjudicated in a court in Pinellas County, Florida assuming and having jurisdiction of the Subscription Funds involved herein or affected hereby or (b) all differences shall have been adjusted by agreement and the Agent shall have been notified in writing of such agreement signed by the parties hereto. In the event of such disagreement, the Agent may, but need not, tender into the registry or custody of any court of competent jurisdiction in Pinellas County, Florida all money or property in the Agent's hands under the terms of this Agreement, together with such legal proceedings as the Agent deems appropriate and thereupon to be discharged from all further duties under this Agreement. The filing of any such legal proceeding shall not deprive the Agent of compensation earned prior to such filing. The Escrow Agent shall have no obligation to take any legal action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which would or might involve the Agent in any cost, expense, loss or liability unless indemnification shall be furnished.

         (11) The rights created by this Escrow agreement shall inure to the benefit of, and the obligations created hereby shall be binding upon the successors and assigns of the Escrow Agent and the parties hereto.

         (12) This Escrow Agreement shall be construed and enforced according to the laws of the State of Florida.

         (13) This Escrow Agreement shall terminate and the Escrow Agent shall be discharged of all responsibility hereunder at such time as the Escrow Agent shall have completed all duties hereunder.

         (14) This Escrow Agreement may be executed in several counterparts, which taken together shall constitute a single document.

         (15) This Escrow Agreement constitutes the entire understandingand agreement of the parties hereto with respect to the transactions described herein and supersedes all prior agreements or understandings, written or oral, between the parties with respect thereto.

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     (16) If any provision of this Escrow Agreement is declared by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

     (17) The Company shall provide the Escrow Agent with its Employer Identification Number as assigned by the Internal Revenue Service. Additionally, the Company shall complete and return to the Escrow Agent any and all tax forms or reports required to be maintained or obtained by the Escrow Agent.

     (18) The authorized signature of the Escrow Agent hereto is consent that a signed copy hereof may be filed with the various regulatory authorities of the State of Florida and with any Federal Government agencies or regulatory authorities.

     Executed by the Parties hereto as of the day first written above:

First Community Bank Corporation of America



_____________________________________
By:  Kenneth P. Cherven




First Community Bank Corporation of America




_____________________________________
By:  Kenneth P. Cherven

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